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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 22, 2004

                                 NAVISITE, INC.
             (Exact Name of Registrant as Specified in its Charter)




        Delaware                       000-27597                52-213734
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)


                               400 Minuteman Road
                          Andover, Massachusetts 01810
               (Address of Principal Executive Offices) (Zip Code)


                                 (978) 682-8300
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 22, 2004, NaviSite, Inc. ("NaviSite") announced that it has filed a Registration Statement on Form S-2 (333-112087) with the Securities and
Exchange Commission (the "Registration Statement") for the public offering of up to 7,300,000 shares of its common stock and 700,000 shares of common stock offered by selling stockholders. NaviSite and a selling stockholder have also granted the underwriters an option to purchase up to an additional 1,200,000 shares to cover over-allotments. A copy of the press release containing the foregoing announcement is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

A copy of the risk factor disclosure as set forth in the Registration Statement is attached to this Current Report as Exhibit 99.2 and is incorporated herein by reference.

A copy of the disclosure regarding NaviSite's business as set forth in the Registration Statement is attached to this Current Report as Exhibit 99.3 and is incorporated herein by reference.

The following consolidated financial statements of NaviSite as set forth in the Registration Statement are attached to this Current Report as Exhibit 99.4 and are incorporated herein by reference:

     Independent Auditors' Report
     Consolidated Balance Sheets as of July 31, 2003 and 2002
     Consolidated Statements of Operations for the years ended July 31, 2003,
      2002 and 2001
     Consolidated Statements of Changes in Stockholders' Equity (Deficit) for
      the years ended July 31, 2003, 2002 and 2001
     Consolidated Statements of Cash Flows for the years ended July 31, 2003,
      2002, and 2001
     Notes to Consolidated Financial Statements
     Independent Auditors' Report on Financial Statement Schedule
     Financial Statement Schedule -- Valuation and Qualifying Accounts

     Unaudited Interim Financial Statements:
          Consolidated Balance Sheets as of October 31, 2003 and July 31, 2003 Consolidated Statements of Operations for the three months ended
           October 31, 2003 and 2002
          Consolidated Statements of Cash Flows for the three months ended
           October 31, 2003 and 2002
          Notes to Consolidated Financial Statements

A copy of the Management's Discussion and Analysis of Financial Condition and Results of Operations disclosure as set forth in the Registration Statement is attached to this Current Report as Exhibit 99.5 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NaviSite, Inc.

                                             By: /s/ James W. Pluntze
                                                 -------------------------------
Date: January 22, 2004                       James W. Pluntze
                                             Chief Financial Officer
                                             (Principal Financial and Accounting
                                             Officer)




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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

23.1         Consent of KPMG LLP.
99.1         Press release, dated January 22, 2004.
99.2         Risk Factors of the Registrant, as of January 22, 2004.
99.3         Description of Business of the Registrant, as of January 22, 2004.
99.4         Consolidated Financial Statements of the Registrant.
99.5         Management's Discussion and Analysis of Financial Condition and
              Results of Operations of the Registrant for the three months ended October 31, 2003 and 2002, and for the fiscal years ended
              July 31, 2003, 2002 and 2001.